EX-5.a

                                                           JACKSON NATIONAL LIFE
                             INSURANCE COMPANY OF NEW YORK(SM) [GRAPHIC OMITTED]
                                   Home Office - 2900 Westchester Ave., Ste. 305
Perspective A Series (03/05)                                  Purchase, NY 10577
FIXED AND VARIABLE ANNUITY APPLICATION (VA230NY)                   WWW.JNLNY.COM
See back page for mailing address.
USE DARK INK ONLY
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

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REGISTRATION INFORMATION
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OWNER'S NAME                                    Date of Birth (mm/dd/yyyy)                      SSN/TIN (include dashes)

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Home Address (number and street)                                        CITY, STATE, ZIP

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Age     Sex     U.S. Citizen            Phone No. (include area code)   E-Mail Address          Broker/Dealer Account Number
       M   F      Yes   No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the
Contract.)

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Home Address (number and street)                        CITY, STATE, ZIP                        Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                       M   F      Yes   No
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ANNUITANT'S NAME (if other than Owner)                                                          SSN/TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)   E-Mail Address
                                       M   F      Yes   No
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JOINT ANNUITANT'S NAME                                                                          SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)
                                       M   F       Yes   No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner(s), which includes names, percentages, and other required information.
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                   Name                         SSN/TIN (include dashes)        Percentage (%)

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Primary            Relationship to Owner        Address (number and street)     City, State, ZIP

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                   Name                         SSN/TIN (include dashes)        Percentage (%)
__ Primary
__ Contingent      -----------------------------------------------------------------------------------------------------------------
                   Relationship to Owner        Address (number and street)     City, State, ZIP

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                   Name                         SSN/TIN (include dashes)        Percentage (%)
__ Primary
__ Contingent      -----------------------------------------------------------------------------------------------------------------
                   Relationship to Owner        Address (number and street)     City, State, ZIP

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                   Name                         SSN/TIN (include dashes)        Percentage (%)
__ Primary
__ Contingent      -----------------------------------------------------------------------------------------------------------------
                   Relationship to Owner        Address (number and street)     City, State, ZIP

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ANNUITY TYPE                                                                    TRANSFER INFORMATION
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__ Non-Tax Qualified                     __ IRA - Individual*                   __ IRC 1035 Exchange
__ 401(k) Qualified Savings Plan         __ IRA - Custodial*                    __ Direct Transfer
__ HR-10 (Keogh) Plan                    __ IRA - Roth*                         __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)     *Tax Contribution Years and Amounts:   __ Non-Direct Rollover
__ IRA - SEP                             Year: ______ $________                 __ Roth Conversion
__ Other ___________________________     Year: ______ $________

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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? ___ YES ___ NO   IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name                                            Contract No.                    Anticipated Transfer Amount
                                                                                        $
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Company Name                                            Contract No.                    Anticipated Transfer Amount
                                                                                        $
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OPTIONAL DEATH BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.

If no Optional Death Benefit is selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

         1. ___ Return of Premium Death Benefit
         2. ___ Highest Anniversary Value Death Benefit

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.

A.  GUARANTEED LIVING BENEFIT OPTIONS/1/
    (MAY SELECT ONLY ONE)
    ___ SafeGuard 7 Plus(SM)
        (Guaranteed Minimum Withdrawal Benefit)

    ___ LifeGuard(SM) 5
        (5% For Life Guaranteed Minimum Withdrawal Benefit)

    ___ LifeGuard(SM) 4
        (4% For Life Guaranteed Minimum Withdrawal Benefit)

    ___ FutureGuard(SM)
        (Guaranteed Minimum Income Benefit)

/1/ The GMIB and GMWBs may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years.

    Exercise of a GMWB benefit after the required minimum distribution beginning date under an IRA or other qualified plan may not be appropriate.

    Please consult a tax advisor on this and other matters of selecting income options.

                              ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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INITIAL PREMIUM                                                                 INCOME DATE
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Amount of premium with application: $_________________                          PLEASE SPECIFY DATE (mm/dd/yyyy): _________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW       If an Income Date is not specified, age 90 (age
YORK(SM)                                                                        70 1/2 for Qualified Plans) of the Owner will be
                                                                                used.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I consent ___ I do not consent ___ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirmation statements, prospectuses and prospectus supplements, and related correspondence (except _____________________) from Jackson National
Life of New York, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that
e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL/NY Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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PREMIUM ALLOCATION                                                         TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
                                                                    WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          PORTFOLIOS                                       NUMBER         PORTFOLIOS
196 ____% JNL(R)/AIM Large Cap Growth
195 ____% JNL/AIM Small Cap Growth                               189 ____% JNL/Mellon Capital Management Financial Sector
114 ____% JNL/Alger Growth                                       188 ____% JNL/Mellon Capital Management Pharmaceutical/Healthcare
125 ____% JNL/Alliance Capital Growth                                      Sector
115 ____% JNL/Eagle Core Equity                                  187 ____% JNL/Mellon Capital Management Technology Sector
116 ____% JNL/Eagle SmallCap Equity                              054 ____% JNL/Mellon Capital Management Enhanced S&P 500 Stock
150 ____% JNL/FMR Balanced                                                 Index
101 ____% JNL/FMR Capital Growth                                 173 ____% JNL/Oppenheimer Global Growth
126 ____% JNL/JPMorgan International Value                       174 ____% JNL/Oppenheimer Growth
132 ____% JNL/Lazard Mid Cap Value                               127 ____% JNL/PIMCO Total Return Bond
131 ____% JNL/Lazard Small Cap Value                             105 ____% JNL/Putnam Equity
123 ____% JNL/Mellon Capital Management S&P 500(R) Index         113 ____% JNL/Putnam International Equity
124 ____% JNL/Mellon Capital Management S&P(R) 400               148 ____% JNL/Putnam Midcap Growth
           MidCap Index                                          106 ____% JNL/Putnam Value Equity
128 ____% JNL/Mellon Capital Management Small Cap Index          136 ____% JNL/Salomon Brothers High Yield Bond
129 ____% JNL/Mellon Capital Management International Index      110 ____% JNL/Salomon Brothers Strategic Bond
133 ____% JNL/Mellon Capital Management Bond Index               109 ____% JNL/Salomon Brothers U.S. Government & Quality Bond
147 ____% JNL/Mellon Capital Management The Dow(SM) 10           104 ____% JNL/Select Balanced
178 ____% JNL/Mellon Capital Management The S&P 10               103 ____% JNL/Select Global Growth
175 ____% JNL/Mellon Capital Management Global 15                102 ____% JNL/Select Large Cap Growth
176 ____% JNL/Mellon Capital Management 25                       107 ____% JNL/Select Money Market
177 ____% JNL/Mellon Capital Management Select Small-Cap         179 ____% JNL/Select Value
224 ____% JNL/Mellon Capital Management JNL 5                    111 ____% JNL/T. Rowe Price Established Growth
228 ____% JNL/Mellon Capital Management NASDAQ(R) 15             112 ____% JNL/T. Rowe Price Mid-Cap Growth
229 ____% JNL/Mellon Capital Management Value Line(R) 25         149 ____% JNL/T. Rowe Price Value
225 ____% JNL/Mellon Capital Management VIP
191 ____% JNL/Mellon Capital Management Communications Sector    THE FOLLOWING 5 OPTIONS ARE S&P MANAGED PORTFOLIOS
185 ____% JNL/Mellon Capital Management Consumer Brands Sector   227 ____% JNL/S&P Managed Conservative
190 ____% JNL/Mellon Capital Management Energy Sector            226 ____% JNL/S&P Managed Moderate
                                                                 117 ____% JNL/S&P Managed Moderate Growth
___ CHECK HERE FOR AUTOMATIC REBALANCING. Only the Portfolios    118 ____% JNL/S&P Managed Growth
selected above and the 1-year Fixed Account (if selected) will   119 ____% JNL/S&P Managed Aggressive Growth
participate in the program.
                                                                 026 ____% 1-YEAR FIXED ACCOUNT OPTION
Frequency: ___Monthly      ___ Quarterly
           ___Semi-Annual  ___ Annual
Start Date: _____________________________
If no date is selected, the program will begin one month/
quarter/half-year/year (depending on the frequency you
selected) from the date JNL/NY applies the
first premium payment.
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IMPORTANT - PLEASE READ CAREFULLY.
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1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO
   IN THE SEPARATE ACCOUNT OF JNL(R)/NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity for each available portfolio.

5. The contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.
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SIGNATURES* Must be completed for "Good Order"
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SIGNED AT * (city, state)                               DATE SIGNED * (mm/dd/yyyy)

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Owner's Signature *                             Annuitant's Signature (if other than Owner)

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Joint Owner's Signature *                       Joint Annuitant's Signature (if other than Joint Owner)

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PRODUCER/REPRESENTATIVE'S STATEMENT

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract benefits, restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Representative's Full Name (please print)                                      Phone No. (include area code)

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Producer/Representative's Signature                                                     Date Signed (mm/dd/yyyy)

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Address (number and street)                                     City, State, ZIP

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E-Mail Address                                                  Contact your home office for program information.
                                                                ___ Option A     ___ Option B
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Broker/Dealer Name                      Broker/Dealer Representative No.                        JNL/NY Producer/Representative No.

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                    MAILING ADDRESS AND CONTACT INFORMATION

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FOR CONTRACTS PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

    REGULAR MAIL                               OVERNIGHT MAIL
JNL/NY Service Center                       JNL/NY Service Center
   P.O. Box 378004                      8055 E. Tufts Ave., 2nd floor
Denver, CO 80237-8004                         Denver, CO 80237

             CUSTOMER CARE: 800/599-5651 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 800/701-0125
                           E-MAIL: contactus@jnlny.com
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FOR CONTRACTS PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

      REGULAR MAIL                             OVERNIGHT MAIL
JNL/NY IMG Service Center                 JNL/NY IMG Service Center
     P.O. Box 33178                            c/o Drawer 5178
 Detroit, MI 48232-5178                      12425 Merriman Road
                                           Livonia, MI 48151-0688

             CUSTOMER CARE: 888/464-7779 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 517/367-4669
                           E-MAIL: contactus@jnlny.com
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            Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose
            value * Not a deposit * Not insured by any federal agency

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